UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2015

Trinity Place Holdings Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-8546

Delaware	22-2465228
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

717 Fifth Avenue, New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 235-2190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 18, 2015, Trinity Place Holdings Inc. (the “Company”) held its annual meeting of stockholders. The final voting results for each of the matters submitted to a stockholder vote at the annual meeting are set forth below:

1.	The holder of the Company’s single share of Series A Preferred Stock elected two directors to each serve a two-year term until the Company’s 2017 annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal, based on the following voting results:

Director	For	Withheld	Broker Non-Votes
Alan Cohen	1	0	0
Keith Pattiz	1	0	0

The holders of the Company’s common stock elected two directors to each serve a one-year term until the Company’s 2016 annual meeting of stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal, based on the following voting results:

Director	For	Withheld	Broker Non-Votes
Alexander Matina	14,691,703	2,294,469	2,534,963
Marina Shevyrtalova	14,637,533	2,348,639	2,534,963

The holder of the Company’s single share of Special Stock elected one director to serve a one-year term until the Company’s 2016 annual meeting of stockholders and until her successor is duly elected and qualified or her earlier resignation or removal, based on the following voting results:

Director	For	Withheld	Broker Non-Votes
Joanne Minieri	1	0	0

2.	The holders of the Company’s common stock ratified the selection of BDO USA, LLP as the Company’s independent auditors for the year ending February 27, 2016, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
19,506,939	14,184	12	0

3.	The holders of the Company’s common stock approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
14,665,365	2,316,996	3,811	2,534,963

4.	The holders of the Company’s common stock approved, on an advisory basis, a triennial frequency of future advisory votes on the compensation of the Company’s named executive officers, based on the following voting results:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
2,511,981	19,565	14,306,398	5,228	2,534,963

In accordance with the advisory vote of the holders of the Company’s common stock, the Board of Directors of the Company has decided to include an advisory stockholder vote on the compensation of the Company’s named executive officers in its proxy materials every three years until the next required advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers, which will occur no later than the Company’s annual meeting of stockholders in 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Place Holdings Inc.

Date: August 20, 2015	By:	/s/ Richard Pyontek
Richard Pyontek
Chief Financial Officer